                                  EXHIBIT 99.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, J. Holly Loux, Chief Financial Officer (principal financial officer) of Hanover Capital Mortgage Holdings, Inc. (the "Registrant"), certify that, to the best of my knowledge, based on a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2002 of the Registrant (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

     .                                  HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

                                        By: /s/ J. Holly Loux
Dated: November 14, 2002                    ----------------------
                                            J. Holly Loux
                                            Chief Financial Officer


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